                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


        WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

        WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

        WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

        WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

        WHEREAS, Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933, and

        WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

        NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


         SIGNATURE                  TITLE                     DATE


/s/Robert L. Senkler                Chairman of the Board,    December 13, 1999
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     Robert L. Senkler              President and Chief
                                    Executive Officer


/s/Anthony L. Andersen              Director                  December 13, 1999
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     Anthony L. Andersen


-------------------------------     Director
     Leslie S. Biller


/s/John F. Grundhofer               Director                  December 13, 1999
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     John F. Grundhofer


/s/Robert E. Hunstad                Director                  December 13, 1999
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     Robert E. Hunstad


/s/Dennis E. Prohofsky              Director                  December 13, 1999
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     Dennis E. Prohofsky

-------------------------------     Director
     Michael E. Shannon


/s/William N. Westhoff              Director                  December 13, 1999
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     William N. Westhoff


/s/Frederick T. Weyerhaeuser        Director                  December 13, 1999
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     Frederick T. Weyerhaeuser